UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 23, 2007

VILLAGEEDOCS

(Exact name of registrant as specified in its charter)

California	000-31395	33-0668917
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

14471 Chambers Road, Suite 105
Tustin, California	92780
(Address of principal executive offices)	(Zip Code)

(714) 734-1030

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

The slides and accompanying financial information of VillageEDOCS (the “Company”) attached as Exhibit 99.1 to this Form 8-K are concurrently being posted to the “Investor Information” section of the Company’s web site www.villageedocs.com and may be used and disseminated in certain investor presentations.

Limitation on Incorporation by Reference

The information in this Report (including Exhibit 99.1) furnished pursuant to Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933, as amended, if such subsequent filing references this Item 7.01 of this Form 8-K. The information set forth in Item 7.01 of this report shall not deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD. The information set forth in Exhibit 99.1 is not intended to, and does not, constitute a determination or an admission by the Company that the information contained therein is material or complete or that investors should consider this information before making an investment decision with respect to any security of the Company.

Cautionary Statement Regarding Forward-Looking Information

All statements in this Report that do not directly and exclusively relate to historical facts constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements made in this Report, including, without limitation, those relating to our belief about the market for, and suitability of, our products and services under the headings “Market Reality,” “Competition,” Sales and Distribution,” and “Growth Strategy,” our beliefs regarding our belief that we will be successful in completing an acquisition and the benefits we expect to derive from an acquisition under the heading “Acquisition Description,” and our expectations regarding future operating results under the heading “Financial Summary,” are forward-looking statements. These statements, and other forward looking statements in this Report, represent the Company’s plans, intentions, expectations and belief and are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected or expressed herein. These include, without limitation, risks associated with acquisitions, such as the inability to complete an acquisition or to assimilate and integrate new operations and retain key personnel, uncertainties in the market, competition, legal, regulatory initiatives, success of marketing efforts, availability, terms and deployment of capital, personnel risks, and other risks detailed in the Company’s SEC reports, of which many are beyond the control of the Company. Trading in the Company’s common stock is limited, and marketability of the stock is restricted by penny stock regulations and the fact that our common stock is traded on the OTCBB. The Company does not presently qualify, and may never qualify, to be listed or quoted on any exchange or other market. Whereas management believes such representations to be true and accurate based on information and data available to the Company as of the date of this Report, actual results may differ materially from those described. The Company assumes no obligation to update or alter the information in this Report. Important factors that may cause actual results to differ are set forth in the company’s periodic filings with the US Securities and Exchange Commission. Investors are cautioned not to put undue reliance on any forward-looking statements, which speak only as of the date of this Report. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in Section 21E of the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(C)	Exhibits:

Exhibit No.	Description

99.1	Presentation Slides. *

*furnished

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 23, 2007	VILLAGEEDOCS

	By:	/s/ Michael A. Richard
Print Name: Michael A. Richard Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Presentation Slides.